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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 14, 2005


                       NEW CENTURY MORTGAGE SECURITIES LLC


  (as depositor under an Indenture, dated as of April 22, 2005, providing for, inter alia, the issuance of Asset Backed Notes, Series 2005-2)


                       New Century Mortgage Securities LLC
                       -----------------------------------

             (Exact name of registrant as specified in its charter)
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         Delaware                      333-119243              41-2152421
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(State or Other Jurisdiction          (Commission          (I.R.S. Employer
      of Incorporation)               File Number)        Identification Number)


18400 Von Karman, Suite 1000
Irvine, California                                                   92612
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.        Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------

         25.1 Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

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                       ITEM 601(a) OF
                       REGULATION S-K
      EXHIBIT NO.       EXHIBIT NO.    DESCRIPTION
      -----------       -----------    -----------
           1                25.1       Statement of Eligibility of Deutsche Bank
                                       National Trust Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 14, 2005

                                           NEW CENTURY MORTGAGE SECURITIES LLC


                                           By:   /s/ Kevin Cloyd
                                               --------------------------------
                                           Name:     Kevin Cloyd
                                           Title:    Executive Vice President




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                                Index to Exhibits

                                                                    Sequentially
    Exhibit No.              Description                           Numbered Page
    -----------              -----------                           -------------
        25.1        Statement of Eligibility of Deutsche Bank
                    National Trust Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.



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                                  EXHIBIT 25.1